UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2010
OM GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-12515
(Commission File Number)
52-1736882
(I.R.S. Employer Identification Number)
127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)
(216) 781-0083
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2010 Annual Meeting of Stockholders of OM Group, Inc. (the “Company”) was held on Tuesday, May 11, 2010.
Set forth below are the matters acted upon by OM Group, Inc. stockholders at the Annual Meeting, and the final voting results on each such matter.
1.	Election of one director to serve for a term expiring at the Company’s annual meeting in 2013:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Total
Katharine L. Plourde	25,619,320	410,690	—	2,277,505	28,307,515
2.	Confirmation of the appointment of Ernst & Young LLP as the Company’s independent registered public accountant for 2010:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Total
27,253,272	904,206	150,037	—	28,307,515
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.
(Registrant)

Date: May 11, 2010	/s/ Valerie Gentile Sachs
	Name:	Valerie Gentile Sachs
	Title:	Vice President, General Counsel and Secretary